UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 15, 2005

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 N. Reo Street, Suite 300, Tampa, FL 33609

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (813) 261-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 16, 2005, IA Global, Inc. (the “Company”) filed a Current Report on Form 8-K to report its completion of the acquisition of Global Hotline, Inc. (“Global Hotline”). On August 16, 2005, the Company filed a Form 10-Q which reported the Company’s financial results for the three and six months ended June 30, 2005. The results of operations of Global Hotline, in which the Company acquired a 100% interest on June 15, 2005, are included in those financial results for the period June 16, 2005 to June 30, 2005 and in the consolidated balance sheet as of June 30, 2005. This amendment is being filed to provide separate financial information for Global Hotline and pro forma financial information for the Company and Global Hotline for periods prior to Global Hotline’s acquisition by the Company, as required by Item 9.01 of Form 8-K.

The acquisition of Global Hotline, a privately held Japanese company, closed June 15, 2005. The transaction was structured as a share exchange in which the Company issued 15,000,000 shares of its common stock in exchange for 100% of Global Hotline’s equity. The common stock of the Company had a value of $.207 per share, which was the average close price during the twenty days prior to the signing of the April 20, 2005 Share Exchange Agreement, or an aggregate value of $3,097,500.

Global Hotline was established September 7, 2004 as a call center operator and reseller of telephone and broadband lines in Japan. The Japanese telecommunications market is experiencing significant growth in alternative carriers due to recent regulatory changes that now permit individuals and companies to choose their telephone service provider. The company operates two call centers with 370 seats and utilizes two agents with an additional 300 seats to support the business.

Global Hotline has two contracts with a significant Japanese telecommunications company. The first contract covers the period October 1, 2004 thru September 30, 2005 and requires Global Hotline to sell subscriber lines based on agreed monthly targets. Global Hotline expects to be paid 841,000,000 Yen or $7,600,000 under this contract. The second contract covers the period March 16, 2005 through March 31, 2006 and requires Global Hotline to sell subscriber lines based on agreed monthly targets. Global Hotline expects to be paid 2,925,000,000 Yen or $26,400,000, under this contract. If the targets are not achieved on a quarterly basis, then Global Hotline will be required to refund a portion of the revenue to the customer. The contracts may be cancelled if Global Hotline commits a material breach as defined in the contracts. Absent a material breach by Global Hotline, the contracts may be extended.

Under the first contract, Global Hotline is liable to the significant Japanese telecommunications company for shortfalls to sell the contracted amounts of subscriber lines. In order to protect against these penalties, Global Hotline entered into a contract with 3S Networks on November 1, 2004 to outsource the call center operation. The agreement with 3S Networks has a one year term and defines a contracted amount of lines that must be sold by 3S Networks. In the event that 3S Networks did not achieve contracted target sales quotas, the contract provides for penalties to be paid by 3S Network to Global Hotline. As of March 31, 2005, Global Hotline did not achieve the required target of lines to be sold under the first contract, and accordingly has accrued approximately 92,000,000 Yen in penalties. Concurrently, Global Hotline’s agent 3S Networks did not achieve their required sales quota, and accordingly Global Hotline recorded approximately 120,000,000 Yen in penalties due from 3S Networks. Total penalty revenue exceeds penalty expense by approximately 28,000,000 Yen, as of, and for the period from September 7, 2004 (inception) through March 31, 2005. Due to the uncertainty in the ultimate receipt of the net penalty revenue, and until such time as real measurement of the completed first contract can be made, Global Hotline has reserved the full amount of this net penalty revenue.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of business acquired –

Global Hotline’s audited consolidated financial statements for the period from inception to March 31, 2005 are included in Exhibit 99.1 filed herewith and are hereby incorporated by reference.

(b)	Pro Forma financial information –

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of December 31, 2004 and Global Hotline as of March 31, 2005 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and Global Hotline for the twelve months ended December 31, 2004 and the period from inception to March 31, 2005, respectively, are included as Exhibit 99.2 filed herewith and are hereby incorporated by reference.

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and Global Hotline for the six months ended June 30, 2005 are included as Exhibit 99.3 filed herewith and are hereby incorporated by reference. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2005 is consolidated with Global Hotline and is included in the Form 10-Q filed on August 16, 2005.

(c)	Exhibits –

Exhibit No.	Description

2.1	Share Exchange Agreement dated April 20, 2005 amongst IA Global, Inc., Mr. Hideki Anan, Mr. Kyo Nagae and Mr. Hiroki Isobe. (1)

2.2	Confirmation of Close of Share Exchange Agreement dated June 15, 2005 amongst IA Global, Inc., Mr. Hideki Anan, Mr. Kyo Nagae and Mr. Hiroki Isobe.(2)

23.1	Consent of Sherb & Co., LLP Independent Registered Public Accounting Firm. (3)

99.1	Global Hotline’s audited consolidated financial statements for the period from inception to March 31, 2005, together with the Report of Independent Registered Public Accounting Firm thereon. (3)

99.2

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company as of December 31, 2004 and Global Hotline as of March 31, 2005 and the unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and Global Hotline for the twelve months ended December 31, 2004 and the period from inception to March 31, 2005, respectively. (3)

99.3

The unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company and Global Hotline for the six months ended June 30, 2005. The unaudited Consolidated Balance Sheet of the Company as of June 30, 2005 is consolidated with Global Hotline and is included in the Form 10-Q filed on August 16, 2005. (3)

(1) Filed as an exhibit to Registrant’s Current Report on Form 8-K, dated April 20, 2005 and filed April 25, 2005 and incorporated herein by reference.

(2) Filed as an exhibit to Registrant’s Current Report on Form 8-K, dated June 15, 2005 and filed on June 16, 2005 and incorporated herein by reference.

(3) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: November 3, 2005

By:	/s/ Mark Scott

Mark Scott

President and Chief Financial Officer